UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Allspring Income Opportunities Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

ITEM 1. REPORT TO STOCKHOLDERS

2

Allspring Income Opportunities Fund (EAD)
Annual Report
April 30, 2023

The views expressed and any forward-looking statements are as of April 30, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Income Opportunities Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring Income Opportunities Fund for the 12-month period that ended April 30, 2023. Globally, stocks and bonds experienced heightened volatility and poor performance through the challenging period. Earlier tailwinds provided by global stimulus programs, vaccination rollouts, and recovering consumer and corporate sentiment were wiped away by the highest rate of inflation in four decades as well as the impact of ongoing aggressive central bank rate hikes and the prospect of more rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war and the impact of China’s strict COVID-19 lockdowns, which were removed in December.
For the 12-month period, stocks and bonds—both domestic U.S. and global—had mixed results. For the period, U.S. stocks, based on the S&P 500 Index,1 returned 2.66%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.05%, while the MSCI EM Index (Net) (USD)3 had weaker performance, with a decline of 6.51%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned -0.43%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 fell 3.90%, the Bloomberg Municipal Bond Index6 gained 2.87%, and the ICE BofA U.S. High Yield Index7 returned 1.12%.
High inflation and central bank rate hikes rocked markets.
Market volatility that had followed Russia’s February invasion of Ukraine continued into May, although stocks recovered ground late in the month. Value stocks outperformed growth stocks. The concerns that had dominated markets for months continued, including high inflation and geopolitical tensions that added to high crude oil, gasoline, and food prices. In response, the Federal Reserve (Fed) raised the federal funds rate by 0.50%. Meanwhile, highly contagious COVID-19 variants persisted. However, labor markets in the U.S., the U.K., and Europe remained strong. U.S. retail sales increased for the fourth consecutive month in April—a sign of consumer resilience.
In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors:  rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. The Fed raised its short-term rate by another 0.75% in June. Meanwhile, the U.S. unemployment rate held firm at 3.6% and the housing market remained only marginally affected by sharply higher mortgage rates.
“ In June, stocks posted further losses en route to their worst first half of a year in 50 years. Bonds didn’t fare much better. Driving the losses were the familiar factors:  rising global inflation and fears of recession as central banks increased rates to try to curb soaring inflation. ”

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2023. ICE Data Indices, LLC. All rights reserved.
2 | Allspring Income Opportunities Fund

Letter to shareholders (unaudited)
Markets rebounded in July, led by U.S. stocks. While U.S. economic activity showed signs of waning, the country’s labor market remained strong:  July nonfarm payrolls grew by more than 500,000 and U.S. unemployment dipped to 3.5%. Meanwhile, crude oil and retail gasoline prices—major contributors to recent overall inflation—fell substantially from earlier highs. And while U.S. home prices rose, sales fell as houses became less affordable with mortgage rates at a 13-year high. The Fed raised the federal funds rate another 0.75% in July—to a range of 2.25% to 2.50%—and forecasts pointed to further rate hikes.
August was yet another broadly challenging month for financial markets, with more red ink flowing. High inflation persisted, cresting 9% in the eurozone on an annual basis and remaining above 8% in the U.S. despite the Fed’s aggressive monetary policy and a major drop in global crude oil and gasoline prices from their June peak. One positive was the resilient U.S. jobs market. However, the Fed’s job was clearly not complete. One longer-term bright spot was the U.S. Congress’s passage of the Inflation Reduction Act. Its primary stated goals include to reduce inflation (though not immediately) by curbing the deficit, capping health care spending by seniors, and investing in domestic sources of clean energy.
The market misery continued in September as all asset classes suffered major losses. Central banks kept up their battle against rapidly rising prices with more rate hikes. The strength of the U.S. dollar weighed on results for investors holding non-U.S.-dollar assets. U.S. mortgage rates jumped to near 7% on 30-year fixed-rate mortgages; the decreased housing affordability began to cool demand somewhat. The U.K. experienced a sharp sell-off of government bonds and the British pound in September as investors panicked in response to a new government budget that was seen as financially unsound. The Bank of England (BoE) then stepped in and bought long-dated government bonds.
Equities had a reprieve in October. Value stocks and small caps fared best. Globally, developed markets outpaced emerging market equities, which were hurt by weakness among Chinese stocks. Central banks continued to try to curtail high inflation with aggressive interest rate hikes. Geopolitical risks persisted, including the ongoing Russia-Ukraine war and economic, financial market, and political turmoil in the U.K. Concerns over Europe’s energy crisis eased thanks to unseasonably warm weather and plentiful gas on hand. The U.S. labor market continued its resilience against rising prices as unemployment remained near a record low.
Stocks and bonds rallied in November. Economic news was encouraging, driven by U.S. labor market strength. Although central banks kept increasing rates, hopes rose for an easing in the pace of rate hikes and a possible end to central bank monetary tightening in 2023. Although inflation remained at record highs in the eurozone, we began to see signs of a possible decline in inflationary pressures as U.S. inflation moderated, with a 7.1% annual price rise in November and a monthly price increase of just 0.1%. China’s economic data remained weak, reflecting its zero-COVID-19 policy.
Financial markets cooled in December, with U.S. equities posting negative overall results in response to a weakening U.S. dollar. Fixed income securities ended one of their worst years ever, with flat overall monthly returns as markets weighed the hopes for an end to the monetary tightening cycle with the reality that central banks had not completed their jobs yet. U.S. Consumer Price Index (CPI)1 data showed a strong consistent trend downward, which brought down the 12-month CPI to 6.5% in December from 9.1% in June. Other countries and regions reported still-high but declining inflation rates as the year wound down.
1
The U.S. Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring Income Opportunities Fund | 3

Letter to shareholders (unaudited)
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported surprisingly strong job gains—employers added more than 500,000 jobs—and unemployment fell to 3.4%, the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained fixed on the Fed and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Financial markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks will likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was seen as a negative while the inflation rate has not been falling quickly enough for the Fed, which raised interest rates by 0.25% in early February. Meanwhile, the BoE and the European Central Bank both raised rates by 0.50%.
The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and Europe all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations, and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
“ The collapse of Silicon Valley Bank in March, the second-largest banking failure in U.S. history, led to a classic bank run that spread to Europe where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
4 | Allspring Income Opportunities Fund

Letter to shareholders (unaudited)

Notice to Shareholders
• On November 16, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

• The Fund’s managed distribution plan provides for the declaration of monthly distributions to common shareholders of the
Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior
12 months. Under the managed distribution plan, monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Allspring Income Opportunities Fund | 5

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income. Capital appreciation is a secondary objective.
Strategy summary
Under normal market conditions, the Fund invests at least 80% of its total assets in below-investment-
grade (high yield) debt securities, loans and preferred stocks. These securities are rated Ba or lower by
Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the subadviser.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Chris Lee, CFA, Michael J. Schueller, CFA

Average annual total returns (%) as of April 30, 2023[1]
	1 year	5 year	10 year
Based on market value	-6.70	4.26	4.40
Based on net asset value (NAV)	-1.09	4.34	5.63
ICE BofA U.S. High Yield Constrained Index[2]	1.10	3.11	3.94
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s expense ratio for the year ended April 30, 2023, was 2.74% which includes 1.70% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE
BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2023. ICE
Data Indices, LLC. All rights reserved.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6 | Allspring Income Opportunities Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of April 30, 2023[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the ICE BofA U.S. High Yield Constrained Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Income Opportunities Fund | 7

Performance highlights (unaudited)
Risk summary
This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track.
More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 11.

8 | Allspring Income Opportunities Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was -6.70% for the 12-month period that ended April 30, 2023. During the same period, the Fund’s return based on its net asset value (NAV) was -1.09%. Based on its market value and NAV returns, the Fund underperformed the ICE BofA U.S. High Yield Constrained Index, which returned 1.10% for the same period.
Market overview
Federal Reserve (Fed) actions to combat inflation and its effects and geopolitical tension in Eastern Europe and Asia were key drivers of market performance over the past twelve months. A hawkish Fed resulted in continued high interest rate volatility, contributing in part to financials sector instability in the spring of 2023. Meanwhile, economic growth has decelerated, which, coupled with inflation, has placed the economy at risk of recession, or even stagflation. Yields in the high yield market peaked at nearly 10% in October but have since moderated to roughly 8.5%, while the bond default rate rose from 1.2% in October 2022 to 2.2% in April 2023.
As the largest sector in the high yield market, energy continues to be a focal point for investors. The continued fallout from the Russia-Ukraine war placed a spotlight on the energy sector as prices became uncertain but demand for U.S. supplies was strong. Within the sector, fundamentals were robust throughout the period, making energy arguably a defensive sector in the current environment despite having recently undergone two default cycles.
Ten largest holdings (%) as of April 30, 2023[1]
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 1-15-2026	2.14
CoreCivic, Inc., 8.25%, 4-15-2026	2.01
Enact Holdings, Inc., 6.50%, 8-15-2025	1.95
Occidental Petroleum Corp., 6.45%, 9-15-2036	1.90
Geo Group, Inc., 12.11%, 3-23-2027	1.79
PG&E Corp., 5.25%, 7-1-2030	1.77
CCM Merger, Inc., 6.38%, 5-1-2026	1.76
Match Group Holdings II LLC, 5.63%, 2-15-2029	1.63
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8-15-2028	1.58
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1-15-2034	1.44

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Performance
The portfolio underperformed the benchmark based on market value and NAV for the 12-month period. In the year that ended April 2022, we had positioned the portfolio to benefit from rising rates and stable credit spreads. Since April 2022, we have begun repositioning the portfolio in an effort to protect it from recession while maintaining exposure to mispriced credits that we believe offer attractive value in the medium to long term. Establishing positions in disfavored names that in our view the market has unfairly punished and that are mispriced which has hurt recent short-term performance. However, we believe the long-term performance potential warrants their inclusion in the portfolio.
In terms of ratings allocation, we reduced our allocations to single-B-rated and CCC-rated bonds and we increased our allocations to BBB-rated and BB-rated bonds. We were one-fifth of a year shorter in duration than the index at the end of the period, which reflects the value we see in shorter-term bonds. Our underweight allocation* to CCC-rated bonds contributed to performance, while our underweight to BB-rated bonds and slight overweight to B-rated bonds detracted from performance. In terms of sectors, our consumer cyclical services and finance company holdings contributed, while our health care and media entertainment holdings detracted from relative returns. Royal Caribbean Cruises and TerraForm Power were the two best-performing individual credits. Underweight allocations to Carvana and Ligado Networks also contributed. Gray Television and QVC Inc**. were our two worst-performing credits.
Credit quality as of April 30, 2023[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch
Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized.
Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest)
to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+)
or minus (-) sign to show relative standing within the rating categories. Standard &
Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3
(lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest)
to C (lowest). Ratings Aa to B may be modified by the addition of a number 1
(highest) to 3 (lowest) to show relative standing within the ratings categories.
Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

*
 Allocations and relative weights are measured as the average over the period, unless otherwise stated.
**
 This security was no longer held at the end of the reporting period.

Allspring Income Opportunities Fund | 9

Performance highlights (unaudited)
Effective maturity distribution as of April 30, 2023[1]

2%
0-1 year
26%
1-3 year(s)
26%
3-5 years
40%
5-10 years
4%
10-20 years
1%
20-30 years
1%
30+ years

[1]	Figures represent the percentage of the Fund’s fixed-income securities. Allocations are subject to change and may have changed since the date specified.
Leverage impact
The Fund’s use of leverage through bank borrowings had a negative impact on total return performance during this reporting period. As of April 30, 2023, the Fund had approximately 31% of total assets in leverage.
Market outlook
The Fed hiked rates for what may be the final time this cycle while retaining a hawkish bias. Rates are in restrictive territory and will likely remain higher for longer. The potential for further banking stress or volatility relating to resolution of the debt ceiling crisis remains a near-term risk and will likely keep high yield spreads range-bound until resolved. Significant concerns remain that 500 basis points (bps; 100 bps equal 1.00%) of rate hikes in the past year will precipitate a recession as the effect of tighter monetary policy circulates through the economy.
High yield spreads would likely move wider in a recession but would have room to rally should inflation normalize and should the economy muddle through. Yields, being near the high end of the post–Global Financial Crisis range, provide a valuation offset to buffer the market. Relative to previous credit cycles, today’s high yield market has more BB-rated and fewer CCC-rated companies. High yield issuers also have stronger balance sheets than in past cycles. In summary, we believe these conditions merit a moderately defensive stance combined with a few opportunistic long-term value ideas to take advantage of the volatility experienced over the past twelve months.

10 | Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
Objective, strategies and risks
Investment objective
The Fund seeks a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary investment objective. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund.
Principal investment strategies
Under normal market conditions, the Fund allocates at least 80% of its total assets to U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). These securities are rated Ba or lower by Moody’s or BB or lower by S&P, or are unrated securities of comparable quality as determined by the portfolio managers. We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below at a time when 20% of the Fund’s total assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades. Securities may be issued by domestic or foreign issuers (including foreign governments). The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities of foreign issuers, excluding emerging markets securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund may invest in securities with a broad range of maturities.
The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the Fund. In assessing the appropriate maturity and duration for the Fund and the credit quality parameters and weighting objectives for each sector and industry, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector, and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.
The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.
In making decisions for the Fund, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of the Fund. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.
In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.
We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.
The Fund currently utilizes leverage through bank borrowings. By using leverage, the Fund seeks to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that the leveraging strategy employed by the Fund will be successful, and such strategy can result in losses to the Fund.
In contrast to the investment objectives of the Fund, which are fundamental, the investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.

Allspring Income Opportunities Fund | 11

Objective, strategies and risks (unaudited)
Material Changes During the Report Period:  There have been no material changes made to the Fund during the report period.
Other investment techniques and strategies
As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.
Convertible and Other Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 20% of its total assets in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objectives and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights, and other equity interests.
Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.
Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.
Asset-Backed Securities. The Fund may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.
Real Estate Investment Trusts. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.
U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating, or variable rates.
Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities. Zero-coupon, step-up coupon, and pay-in-kind securities are types of debt securities that do not make regular cash interest payments. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high yield

12 | Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, step-up coupon, and pay-in-kind securities.
Instead of making periodic interest payments, zero-coupon securities are sold at discounts from face value. The interest earned by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Step-up coupon bonds are debt securities that do not pay interest for a specified period of time and then, after the initial period, pay interest at a series of different rates. Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. To the extent these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.
Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.
Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objectives.
Derivatives. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices, or other financial instruments. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Advisor uses derivatives for non-hedging purposes, no more than 3% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes. The Fund may use derivatives for a variety of purposes, including:
•As a hedge against adverse changes in securities market prices or interest rates; and
•As a substitute for purchasing or selling securities.
Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.
Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.
Principal risks
An investment in the Fund may lose money, is not a deposit of a bank, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.
Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic

Allspring Income Opportunities Fund | 13

Objective, strategies and risks (unaudited)
uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.
Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.
High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.
Leverage Risk. The use of leverage through the issuance of preferred shares and/or debt securities, or from borrowing money, may result in certain risks to the Fund as described below. Certain transactions, such as derivatives, also may give rise to a form of economic leverage. Leveraging is a speculative technique, and there are special risks involved, including the risk that downside outcomes for common shareholders are magnified as a result of losses and declines in value of portfolio securities purchased with borrowed money. In addition, the costs of the financial leverage may exceed the income from investments made with such leverage, interest rates or dividends payable on the financial leverage may affect the yield and distributions to the common shareholders, and the net asset value and market value of common shares may be more volatile than if the Fund had not been leveraged. The use of leverage may cause the Fund to have to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that any leveraging strategies will be successful. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.
Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time. The Fund’s shares are designed primarily for long-term investors, and the Fund should not be viewed as a vehicle for short-term trading purposes.
Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.
Asset-Backed Securities Risk. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Asset-backed securities are subject to risk of default on the underlying assets, particularly during periods of economic downturn. Defaults on the underlying assets may cause such securities to decline in value and become less liquid. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates than instruments with fixed payment schedules. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. When interest rates decline or are low, borrowers may pay off their debts sooner than expected, which can reduce the returns of the Fund.  The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If required payments of principal and interest are not made and any credit support or enhancement is exhausted, losses or delays in payment may result. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or Fund providing the credit support or enhancement.

14 | Allspring Income Opportunities Fund

Objective, strategies and risks (unaudited)
Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.
Derivatives Risk. The use of derivatives, such as futures, options, and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause the Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value, or performance of derivatives.
Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Investing in equity securities poses risks specific to an issuer, as well as to the particular type of company issuing the equity securities. For example, investing in the equity securities of small- or mid-capitalization companies can involve greater risk than is customarily associated with investing in stocks of larger, more-established companies. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments. Negative news or a poor outlook for a particular industry or sector can cause the share prices of securities of companies in that industry or sector to decline. This risk may be heightened for a Fund that invests a substantial portion of its assets in a particular industry or sector.
Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.
Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.
Loan Risk. Loans may be unrated, less liquid, and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers, or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.
Management Risk. Investment decisions, techniques, analyses, or models implemented by the Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objectives may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.
Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.
Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than

Allspring Income Opportunities Fund | 15

Objective, strategies and risks (unaudited)
the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.
U.S. Government Obligations Risk. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued or guaranteed by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of a Fund that holds securities issued or guaranteed by the entity will be adversely impacted. U.S. Government obligations may be adversely affected by a default by, or decline in the credit quality, of the U.S. government.

16 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2023
Portfolio of investments

	Shares	Value
Common stocks: 0.68%
Energy: 0.50%
Energy equipment & services: 0.24%
Bristow Group, Inc. †	45,908	$1,026,962
Oil, gas & consumable fuels: 0.26%
Denbury, Inc. †	11,792	1,101,137
Financials: 0.18%
Mortgage real estate investment trusts (REITs): 0.18%
Starwood Property Trust, Inc.	42,896	767,410
Total common stocks (Cost $1,994,800)		2,895,509

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 114.66%
Basic materials: 0.20%
Chemicals: 0.20%
Avient Corp. 144A	7.13%	8-1-2030	$845,000	863,599
Communications: 18.67%
Advertising: 1.05%
Clear Channel Outdoor Holdings, Inc. 144A	7.50	6-1-2029	2,930,000	2,168,183
Outfront Media Capital LLC/Outfront Media Capital Corp. 144A	4.63	3-15-2030	1,725,000	1,456,296
Outfront Media Capital LLC/Outfront Media Capital Corp. 144A	5.00	8-15-2027	905,000	835,596
				4,460,075
Internet: 5.77%
Arches Buyer, Inc. 144A	4.25	6-1-2028	1,875,000	1,613,849
Arches Buyer, Inc. 144A	6.13	12-1-2028	3,725,000	3,231,438
Cablevision Lightpath LLC 144A	3.88	9-15-2027	1,810,000	1,510,694
Cablevision Lightpath LLC 144A	5.63	9-15-2028	1,600,000	1,168,728
Match Group Holdings II LLC 144A	5.63	2-15-2029	7,390,000	6,948,237
Uber Technologies, Inc. 144A	4.50	8-15-2029	5,690,000	5,232,426
Uber Technologies, Inc. 144A	8.00	11-1-2026	4,750,000	4,870,127
				24,575,499
Media: 11.26%
CCO Holdings LLC/CCO Holdings Capital Corp. 144A	4.25	1-15-2034	8,070,000	6,147,245
CCO Holdings LLC/CCO Holdings Capital Corp. 144A	4.50	8-15-2030	6,040,000	5,071,785
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	850,000	680,488
CCO Holdings LLC/CCO Holdings Capital Corp. 144A	5.00	2-1-2028	375,000	346,722
CCO Holdings LLC/CCO Holdings Capital Corp. 144A	5.13	5-1-2027	3,425,000	3,231,726
CCO Holdings LLC/CCO Holdings Capital Corp. 144A	5.50	5-1-2026	163,000	160,016
CSC Holdings LLC 144A	4.13	12-1-2030	1,125,000	807,392
CSC Holdings LLC 144A	4.63	12-1-2030	2,400,000	1,171,505
CSC Holdings LLC 144A	5.75	1-15-2030	4,600,000	2,347,582
CSC Holdings LLC 144A	11.25	5-15-2028	950,000	946,770
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 144A	5.88	8-15-2027	1,235,000	1,083,799
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 17

Portfolio of investments—April 30, 2023

	Interest rate	Maturity date	Principal	Value
Media (continued)
DISH Network Corp. 144A	11.75%	11-15-2027	$1,840,000	$1,738,146
Gray Escrow II, Inc. 144A	5.38	11-15-2031	7,900,000	5,064,060
Gray Television, Inc. 144A	4.75	10-15-2030	4,300,000	2,777,735
Nexstar Media, Inc. 144A	5.63	7-15-2027	1,730,000	1,624,781
Scripps Escrow II, Inc. 144A	3.88	1-15-2029	525,000	408,113
Scripps Escrow II, Inc. 144A	5.38	1-15-2031	6,650,000	4,621,750
Scripps Escrow, Inc. 144A	5.88	7-15-2027	2,095,000	1,502,388
Sirius XM Radio, Inc. 144A	4.13	7-1-2030	3,770,000	3,023,908
Townsquare Media, Inc. 144A	6.88	2-1-2026	5,576,000	5,198,338
				47,954,249
Telecommunications: 0.59%
CommScope Technologies LLC 144A	5.00	3-15-2027	2,580,000	1,782,418
CommScope, Inc. 144A	4.75	9-1-2029	900,000	726,792
				2,509,210
Consumer, cyclical: 22.10%
Airlines: 2.69%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 144A	5.50	4-20-2026	1,078,000	1,058,589
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 144A	5.75	4-20-2029	1,612,000	1,531,860
Hawaiian Airlines Pass-Through Certificates Series 2013-1 Class 1A	3.90	7-15-2027	2,124,330	1,912,591
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 144A	5.75	1-20-2026	2,685,000	2,501,396
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 144A	8.00	9-20-2025	4,395,000	4,436,878
				11,441,314
Apparel: 0.13%
Crocs, Inc. 144A	4.25	3-15-2029	635,000	563,283
Auto manufacturers: 3.63%
Allison Transmission, Inc. 144A	5.88	6-1-2029	1,800,000	1,772,658
Ford Motor Co.	3.25	2-12-2032	2,185,000	1,694,504
Ford Motor Co.	4.75	1-15-2043	2,440,000	1,833,169
Ford Motor Credit Co. LLC	4.00	11-13-2030	910,000	780,294
Ford Motor Credit Co. LLC	4.39	1-8-2026	3,310,000	3,144,791
Ford Motor Credit Co. LLC	5.11	5-3-2029	5,825,000	5,427,566
Ford Motor Credit Co. LLC	5.13	6-16-2025	850,000	827,424
				15,480,406
Auto parts & equipment: 0.57%
Cooper Tire & Rubber Co.	7.63	3-15-2027	2,425,000	2,413,918
Distribution/wholesale: 1.07%
G-III Apparel Group Ltd. 144A	7.88	8-15-2025	4,825,000	4,539,746
Entertainment: 5.16%
CCM Merger, Inc. 144A	6.38	5-1-2026	7,690,000	7,516,975
Churchill Downs, Inc. 144A	4.75	1-15-2028	3,360,000	3,181,906
Churchill Downs, Inc. 144A	6.75	5-1-2031	645,000	649,225
The accompanying notes are an integral part of these financial statements.
18 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2023

	Interest rate	Maturity date	Principal	Value
Entertainment (continued)
Cinemark USA, Inc. 144A	5.25%	7-15-2028	$4,530,000	$4,039,704
Cinemark USA, Inc. 144A	5.88	3-15-2026	980,000	936,361
Cinemark USA, Inc. 144A	8.75	5-1-2025	1,251,000	1,276,020
Live Nation Entertainment, Inc. 144A	5.63	3-15-2026	1,174,000	1,142,273
Live Nation Entertainment, Inc. 144A	6.50	5-15-2027	3,200,000	3,236,083
				21,978,547
Home builders: 0.87%
Toll Brothers Finance Corp.	4.35	2-15-2028	2,575,000	2,465,281
Tri Pointe Homes, Inc.	5.70	6-15-2028	1,270,000	1,246,187
				3,711,468
Leisure time: 2.50%
Carnival Holdings Bermuda Ltd. 144A	10.38	5-1-2028	4,440,000	4,773,373
NCL Corp. Ltd. 144A	5.88	3-15-2026	2,235,000	1,925,156
NCL Corp. Ltd. 144A	5.88	2-15-2027	2,660,000	2,509,118
NCL Corp. Ltd. 144A	7.75	2-15-2029	1,715,000	1,452,160
				10,659,807
Retail: 5.48%
Bath & Body Works, Inc. 144A	9.38	7-1-2025	1,345,000	1,439,215
Dave & Buster’s, Inc. 144A	7.63	11-1-2025	1,055,000	1,072,608
FirstCash, Inc. 144A	4.63	9-1-2028	2,950,000	2,697,096
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 144A	7.75	2-15-2026	4,985,000	4,673,693
Macy’s Retail Holdings LLC 144A	5.88	4-1-2029	1,850,000	1,694,656
Macy’s Retail Holdings LLC 144A	6.13	3-15-2032	2,140,000	1,873,217
Michaels Cos., Inc. 144A	7.88	5-1-2029	3,320,000	2,225,595
NMG Holding Co., Inc./Neiman Marcus Group LLC 144A	7.13	4-1-2026	2,970,000	2,759,918
PetSmart, Inc./PetSmart Finance Corp. 144A	4.75	2-15-2028	2,870,000	2,712,577
PetSmart, Inc./PetSmart Finance Corp. 144A	7.75	2-15-2029	2,230,000	2,199,071
				23,347,646
Consumer, non-cyclical: 11.09%
Commercial services: 9.00%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A	6.00	6-1-2029	4,455,000	3,492,635
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A	6.63	7-15-2026	1,995,000	1,923,083
CoreCivic, Inc.	8.25	4-15-2026	8,455,000	8,541,326
MPH Acquisition Holdings LLC 144A	5.50	9-1-2028	1,855,000	1,418,055
MPH Acquisition Holdings LLC 144A	5.75	11-1-2028	4,670,000	2,952,527
PECF USS Intermediate Holding III Corp. 144A	8.00	11-15-2029	3,679,000	2,401,170
Prime Security Services Borrower LLC/Prime Finance, Inc. 144A	6.25	1-15-2028	2,250,000	2,107,206
Sabre Global, Inc. 144A	9.25	4-15-2025	4,945,000	4,561,763
Sabre Global, Inc. 144A	11.25	12-15-2027	5,930,000	5,210,987
Service Corp. International	7.50	4-1-2027	2,880,000	2,999,199
Upbound Group, Inc. 144A	6.38	2-15-2029	3,095,000	2,717,658
				38,325,609
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 19

Portfolio of investments—April 30, 2023

	Interest rate	Maturity date	Principal	Value
Healthcare-services: 2.09%
Air Methods Corp. 144A	8.00%	5-15-2025	$1,550,000	$93,000
CHS/Community Health Systems, Inc. 144A	5.25	5-15-2030	2,060,000	1,716,936
CHS/Community Health Systems, Inc. 144A	6.00	1-15-2029	125,000	110,781
Pediatrix Medical Group, Inc. 144A	5.38	2-15-2030	1,590,000	1,452,187
Select Medical Corp. 144A	6.25	8-15-2026	3,840,000	3,761,027
Tenet Healthcare Corp.	4.88	1-1-2026	1,775,000	1,748,119
				8,882,050
Energy: 24.28%
Energy-alternate sources: 4.39%
Enviva Partners LP/Enviva Partners Finance Corp. 144A	6.50	1-15-2026	10,688,000	9,111,496
TerraForm Power Operating LLC 144A	4.75	1-15-2030	4,160,000	3,858,358
TerraForm Power Operating LLC 144A	5.00	1-31-2028	5,975,000	5,721,063
				18,690,917
Oil & gas: 6.69%
Aethon United BR LP/Aethon United Finance Corp. 144A	8.25	2-15-2026	4,595,000	4,462,050
Encino Acquisition Partners Holdings LLC 144A	8.50	5-1-2028	6,125,000	5,430,856
Hilcorp Energy I LP/Hilcorp Finance Co. 144A	5.75	2-1-2029	835,000	780,106
Hilcorp Energy I LP/Hilcorp Finance Co. 144A	6.00	4-15-2030	400,000	372,793
Hilcorp Energy I LP/Hilcorp Finance Co. 144A	6.00	2-1-2031	835,000	769,555
Hilcorp Energy I LP/Hilcorp Finance Co. 144A	6.25	11-1-2028	1,450,000	1,388,740
Hilcorp Energy I LP/Hilcorp Finance Co. 144A	6.25	4-15-2032	400,000	373,952
Murphy Oil Corp.	6.38	7-15-2028	1,220,000	1,215,446
Occidental Petroleum Corp.	6.45	9-15-2036	7,620,000	8,086,725
Southwestern Energy Co.	4.75	2-1-2032	1,935,000	1,706,195
Southwestern Energy Co.	8.38	9-15-2028	1,510,000	1,581,006
Vital Energy, Inc.	9.50	1-15-2025	2,330,000	2,343,141
				28,510,565
Oil & gas services: 3.51%
Archrock Partners LP/Archrock Partners Finance Corp. 144A	6.25	4-1-2028	1,965,000	1,886,282
Archrock Partners LP/Archrock Partners Finance Corp. 144A	6.88	4-1-2027	1,375,000	1,351,022
Bristow Group, Inc. 144A	6.88	3-1-2028	4,535,000	4,326,927
Oceaneering International, Inc.	4.65	11-15-2024	1,215,000	1,195,554
Oceaneering International, Inc.	6.00	2-1-2028	4,050,000	3,847,390
USA Compression Partners LP/USA Compression Finance Corp.	6.88	4-1-2026	2,150,000	2,126,778
USA Compression Partners LP/USA Compression Finance Corp.	6.88	9-1-2027	205,000	199,504
				14,933,457
Pipelines: 9.69%
Buckeye Partners LP	5.85	11-15-2043	2,375,000	1,827,657
CQP Holdco LP/BIP-V Chinook Holdco LLC 144A	5.50	6-15-2031	4,175,000	3,885,670
DT Midstream, Inc. 144A	4.13	6-15-2029	935,000	828,646
DT Midstream, Inc. 144A	4.38	6-15-2031	2,500,000	2,173,787
EnLink Midstream LLC	5.38	6-1-2029	4,330,000	4,179,982
EnLink Midstream LLC 144A	5.63	1-15-2028	525,000	517,070
EnLink Midstream LLC 144A	6.50	9-1-2030	3,415,000	3,449,730
The accompanying notes are an integral part of these financial statements.
20 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2023

	Interest rate	Maturity date	Principal	Value
Pipelines (continued)
EnLink Midstream Partners LP	5.05%	4-1-2045	$2,185,000	$1,733,972
EnLink Midstream Partners LP	5.60	4-1-2044	2,196,000	1,825,033
EQM Midstream Partners LP 144A	7.50	6-1-2027	45,000	44,839
EQM Midstream Partners LP 144A	7.50	6-1-2030	3,100,000	3,009,064
Harvest Midstream I LP 144A	7.50	9-1-2028	2,010,000	1,966,685
Hess Midstream Operations LP 144A	5.50	10-15-2030	1,065,000	991,217
Kinetik Holdings LP 144A	5.88	6-15-2030	3,205,000	3,070,294
Rockies Express Pipeline LLC 144A	4.95	7-15-2029	825,000	761,846
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	3,837,000	3,339,495
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A	6.00	12-31-2030	2,910,000	2,584,513
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A	6.00	9-1-2031	1,150,000	1,018,239
Venture Global Calcasieu Pass LLC 144A	3.88	11-1-2033	545,000	459,554
Venture Global Calcasieu Pass LLC 144A	6.25	1-15-2030	3,530,000	3,579,445
				41,246,738
Financial: 18.90%
Diversified financial services: 8.25%
Enact Holdings, Inc. 144A	6.50	8-15-2025	8,400,000	8,318,520
LFS TopCo LLC 144A	5.88	10-15-2026	1,750,000	1,535,625
LPL Holdings, Inc. 144A	4.38	5-15-2031	5,235,000	4,646,062
Navient Corp.	5.00	3-15-2027	2,960,000	2,665,214
Navient Corp.	5.88	10-25-2024	185,000	181,814
OneMain Finance Corp.	5.38	11-15-2029	950,000	799,188
OneMain Finance Corp.	7.13	3-15-2026	2,450,000	2,387,626
Oppenheimer Holdings, Inc.	5.50	10-1-2025	3,325,000	3,167,062
PRA Group, Inc. 144A	5.00	10-1-2029	4,580,000	3,881,599
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 144A	2.88	10-15-2026	2,875,000	2,559,011
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 144A	4.00	10-15-2033	1,545,000	1,208,963
United Wholesale Mortgage LLC 144A	5.50	11-15-2025	2,415,000	2,300,758
United Wholesale Mortgage LLC 144A	5.50	4-15-2029	1,695,000	1,461,937
				35,113,379
Insurance: 2.45%
AmWINS Group, Inc. 144A	4.88	6-30-2029	4,085,000	3,706,797
AssuredPartners, Inc. 144A	5.63	1-15-2029	2,000,000	1,731,476
BroadStreet Partners, Inc. 144A	5.88	4-15-2029	5,775,000	5,009,969
				10,448,242
REITS: 8.20%
Boston Properties LP	3.40	6-21-2029	2,043,000	1,733,688
GLP Capital LP/GLP Financing II, Inc.	3.25	1-15-2032	2,145,000	1,758,919
HAT Holdings I LLC/HAT Holdings II LLC 144A	3.38	6-15-2026	1,830,000	1,624,321
HAT Holdings I LLC/HAT Holdings II LLC 144A	3.75	9-15-2030	2,540,000	1,996,464
HAT Holdings I LLC/HAT Holdings II LLC 144A	6.00	4-15-2025	741,000	720,172
Iron Mountain, Inc. 144A	4.50	2-15-2031	3,750,000	3,260,574
Iron Mountain, Inc. 144A	5.25	7-15-2030	4,255,000	3,918,969
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A	4.25	2-1-2027	750,000	639,375
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 21

Portfolio of investments—April 30, 2023

	Interest rate	Maturity date	Principal	Value
REITS (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A	4.75%	6-15-2029	$1,875,000	$1,483,594
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A	5.25	10-1-2025	3,145,000	2,956,300
MPT Operating Partnership LP/MPT Finance Corp.	3.50	3-15-2031	6,600,000	4,511,315
Service Properties Trust	4.35	10-1-2024	1,745,000	1,665,602
Service Properties Trust	4.75	10-1-2026	1,475,000	1,274,824
Service Properties Trust	4.95	2-15-2027	1,110,000	940,475
Service Properties Trust	5.25	2-15-2026	1,050,000	932,347
Service Properties Trust	7.50	9-15-2025	550,000	538,659
Starwood Property Trust, Inc. 144A	4.38	1-15-2027	2,995,000	2,582,379
Starwood Property Trust, Inc.	4.75	3-15-2025	1,230,000	1,162,350
Vornado Realty LP	2.15	6-1-2026	370,000	306,934
Vornado Realty LP	3.40	6-1-2031	1,300,000	923,956
				34,931,217
Industrial: 10.43%
Aerospace/defense: 2.81%
Spirit AeroSystems, Inc. 144A	7.50	4-15-2025	3,660,000	3,636,199
Spirit AeroSystems, Inc. 144A	9.38	11-30-2029	3,900,000	4,192,156
TransDigm, Inc.	7.50	3-15-2027	4,140,000	4,160,663
				11,989,018
Building materials: 1.20%
Camelot Return Merger Sub, Inc. 144A	8.75	8-1-2028	5,380,000	5,097,550
Hand/machine tools: 1.08%
Werner FinCo LP/Werner FinCo, Inc. 144A	8.75	7-15-2025	5,765,000	4,603,509
Machinery-diversified: 1.37%
Chart Industries, Inc. 144A	7.50	1-1-2030	635,000	654,050
Chart Industries, Inc. 144A	9.50	1-1-2031	1,060,000	1,122,275
TK Elevator U.S. Newco, Inc. 144A	5.25	7-15-2027	4,320,000	4,038,623
				5,814,948
Packaging & containers: 2.34%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 144A	6.00	6-15-2027	2,190,000	2,179,170
Berry Global, Inc. 144A	5.63	7-15-2027	3,780,000	3,723,473
Clearwater Paper Corp. 144A	4.75	8-15-2028	960,000	860,927
Clydesdale Acquisition Holdings, Inc. 144A	8.75	4-15-2030	3,495,000	3,216,496
				9,980,066
Trucking & leasing: 1.63%
Fortress Transportation & Infrastructure Investors LLC 144A	5.50	5-1-2028	3,230,000	2,960,569
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	3,571,000	3,526,481
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	443,000	461,356
				6,948,406
The accompanying notes are an integral part of these financial statements.
22 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2023

	Interest rate	Maturity date	Principal	Value
Technology: 2.71%
Computers: 2.09%
McAfee Corp. 144A	7.38%	2-15-2030	$3,665,000	$3,042,314
NCR Corp. 144A	6.13	9-1-2029	3,500,000	3,430,513
Seagate HDD	4.13	1-15-2031	2,898,000	2,405,340
				8,878,167
Software: 0.62%
Cloud Software Group, Inc.	9.00	9-30-2029	1,255,000	1,078,422
SS&C Technologies, Inc. 144A	5.50	9-30-2027	1,625,000	1,572,863
				2,651,285
Utilities: 6.28%
Electric: 6.28%
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	32,000	30,720
NSG Holdings LLC/NSG Holdings, Inc. 144A	7.75	12-15-2025	3,867,639	3,848,616
Pattern Energy Operations LP/Pattern Energy Operations, Inc. 144A	4.50	8-15-2028	7,250,000	6,744,864
PG&E Corp.	5.25	7-1-2030	8,170,000	7,529,840
Vistra Corp. (5 Year Treasury Constant Maturity +5.74%) 144Aʊ±	7.00	12-15-2026	3,710,000	3,327,234
Vistra Operations Co. LLC 144A	4.38	5-1-2029	1,770,000	1,582,483
Vistra Operations Co. LLC 144A	5.63	2-15-2027	3,775,000	3,681,749
				26,745,506
Total corporate bonds and notes (Cost $519,607,061)				488,289,396
Loans: 8.67%
Communications: 1.14%
Advertising: 0.27%
Clear Channel Outdoor Holdings, Inc. (U.S. SOFR 3 Month +3.50%) ±	8.81	8-21-2026	$1,210,591	1,138,961
Media: 0.35%
Hubbard Radio LLC (1 Month LIBOR +4.25%) ±	9.28	3-28-2025	1,883,915	1,509,016
Telecommunications: 0.52%
Intelsat Jackson Holdings SA (U.S. SOFR 6 Month +4.50%) ±	9.08	2-1-2029	2,223,676	2,192,744
Consumer, cyclical: 1.50%
Airlines: 1.35%
Mileage Plus Holdings LLC (3 Month LIBOR +5.25%) ±	10.21	6-21-2027	3,446,750	3,583,172
SkyMiles IP Ltd. (U.S. SOFR 3 Month +3.75%) ˂±	8.80	10-20-2027	2,110,263	2,184,713
				5,767,885
Retail: 0.15%
Dave & Buster’s, Inc. (U.S. SOFR 1 Month +5.00%) ±	10.13	6-29-2029	642,019	641,319
Consumer, non-cyclical: 2.00%
Commercial services: 1.79%
Geo Group, Inc. (U.S. SOFR 1 Month +7.13%) ±	12.11	3-23-2027	7,514,064	7,622,717
Healthcare-services: 0.21%
Surgery Center Holdings, Inc. (1 Month LIBOR +3.75%) ±	8.70	8-31-2026	898,521	896,068
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 23

Portfolio of investments—April 30, 2023

	Interest rate	Maturity date	Principal	Value
Energy: 0.78%
Pipelines: 0.78%
GIP II Blue Holding LP (3 Month LIBOR +4.50%) ˂±	9.66%	9-29-2028	2,229,600	$2,220,838
M6 ETX Holdings II Midco LLC (U.S. SOFR 1 Month +4.50%) ±	9.55	9-19-2029	1,124,350	1,115,917
				3,336,755
Financial: 2.33%
Diversified financial services: 1.24%
Resolute Investment Managers, Inc. (3 Month LIBOR +4.25%) ±	9.41	4-30-2024	2,164,754	1,580,271
Resolute Investment Managers, Inc. (3 Month LIBOR +8.00%) ‡±	13.27	4-30-2025	1,786,860	1,072,116
Russell Investments U.S. Institutional Holdco, Inc. (U.S. SOFR 1 Month +3.50%) ±	8.47	5-30-2025	2,716,050	2,641,358
				5,293,745
Insurance: 0.69%
Asurion LLC (1 Month LIBOR +3.25%) ˂±	8.27	12-23-2026	2,610,763	2,433,728
Asurion LLC (1 Month LIBOR +5.25%) ±	10.27	1-31-2028	575,000	481,085
				2,914,813
REITS: 0.40%
Claros Mortgage Trust, Inc. (U.S. SOFR 1 Month +4.50%) ±	9.49	8-9-2026	1,970,063	1,697,544
Industrial: 0.92%
Machinery-diversified: 0.29%
Chart Industries, Inc. (U.S. SOFR 1 Month +3.75%) ±	8.74	3-15-2030	610,000	609,622
Vertical U.S. Newco, Inc. (3 Month LIBOR +3.50%) ±	8.60	7-30-2027	619,383	603,898
				1,213,520
Metal fabricate/hardware: 0.63%
Werner FinCo LP (3 Month LIBOR +4.00%) ±	9.16	7-24-2024	2,769,070	2,690,622
Total loans (Cost $38,310,000)				36,915,709

	Expiration date	Shares
Rights: 0.00%
Communication services: 0.00%
Diversified telecommunication services: 0.00%
Intelsat Jackson Holdings SA Series A Contingent Value Rights ♦†	12-5-2025	8,314	0
Intelsat Jackson Holdings SA Series B Contingent Value Rights ♦†	12-5-2025	8,314	0
Total rights (Cost $0)			0

		Maturity date	Principal
Yankee corporate bonds and notes: 15.17%
Communications: 0.85%
Media: 0.85%
Videotron Ltd. 144A	5.13	4-15-2027	$3,740,000	3,609,100
The accompanying notes are an integral part of these financial statements.
24 | Allspring Income Opportunities Fund

Portfolio of investments—April 30, 2023

	Interest rate	Maturity date	Principal	Value
Telecommunications: 0.00%
Intelsat Jackson Holdings SA ♦†	5.50%	8-1-2023	$8,490,000	$0
Consumer, cyclical: 6.94%
Airlines: 1.31%
Air Canada Pass-Through Trust Series 2020-1 Class C 144A	10.50	7-15-2026	5,280,000	5,596,800
Auto parts & equipment: 0.40%
Adient Global Holdings Ltd. 144A	4.88	8-15-2026	1,760,000	1,691,074
Leisure time: 4.49%
Carnival Corp. 144A	4.00	8-1-2028	2,240,000	1,941,732
Carnival Corp. 144A	6.00	5-1-2029	3,900,000	3,061,106
Carnival Corp. 144A	9.88	8-1-2027	1,500,000	1,537,848
Carnival Corp. 144A	10.50	2-1-2026	935,000	976,070
Royal Caribbean Cruises Ltd. 144A	5.38	7-15-2027	395,000	350,682
Royal Caribbean Cruises Ltd. 144A	5.50	8-31-2026	1,055,000	967,138
Royal Caribbean Cruises Ltd. 144A	5.50	4-1-2028	5,600,000	4,938,055
Royal Caribbean Cruises Ltd. 144A	9.25	1-15-2029	1,920,000	2,048,208
Royal Caribbean Cruises Ltd. 144A	11.63	8-15-2027	3,095,000	3,292,414
				19,113,253
Retail: 0.74%
1011778 BC ULC/New Red Finance, Inc. 144A	4.00	10-15-2030	3,630,000	3,168,923
Consumer, non-cyclical: 1.53%
Biotechnology: 0.69%
Grifols Escrow Issuer SA 144A	4.75	10-15-2028	3,675,000	2,947,086
Pharmaceuticals: 0.84%
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	1,885,000	1,875,385
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	1,605,000	1,694,858
				3,570,243
Energy: 1.07%
Pipelines: 1.07%
Northriver Midstream Finance LP 144A	5.63	2-15-2026	4,835,000	4,539,775
Financial: 1.73%
Diversified financial services: 1.73%
Castlelake Aviation Finance DAC 144A	5.00	4-15-2027	4,910,000	4,341,277
Macquarie Airfinance Holdings Ltd.	8.38	5-1-2028	3,035,000	3,037,003
				7,378,280
Industrial: 2.44%
Electronics: 1.20%
Sensata Technologies BV 144A	4.00	4-15-2029	3,325,000	3,004,769
Sensata Technologies BV 144A	5.88	9-1-2030	2,140,000	2,101,459
				5,106,228
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 25

Portfolio of investments—April 30, 2023

	Interest rate	Maturity date	Principal	Value
Trucking & leasing: 1.24%
Fly Leasing Ltd. 144A	7.00%	10-15-2024	$6,050,000	$5,293,750
Utilities: 0.61%
Electric: 0.61%
Drax Finco PLC 144A	6.63	11-1-2025	2,685,000	2,617,875
Total yankee corporate bonds and notes (Cost $68,504,418)				64,632,387

		Yield	Shares
Short-term investments: 2.80%
Investment companies: 2.80%
Allspring Government Money Market Fund Select Class ♠∞##		4.73	11,927,014	11,927,014
Total short-term investments (Cost $11,927,014)				11,927,014
Total investments in securities (Cost $640,343,293)	141.98%			604,660,015
Other assets and liabilities, net	(41.98)			(178,793,114)
Total net assets	100.00%			$425,866,901

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
±	Variable rate investment. The rate shown is the rate in effect at period end.
˂	All or a portion of the position represents an unfunded loan commitment. The rate represents the current interest rate if the loan is partially funded.
‡	Security is valued using significant unobservable inputs.
♦	The security is fair valued in accordance with Allspring Funds Management’s valuation procedures, as the Board-designated valuation designee.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for unfunded loans.

Abbreviations:
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$14,599,534	$183,094,087	$(185,766,607)	$0	$0	$11,927,014	11,927,014	$329,897
The accompanying notes are an integral part of these financial statements.
26 | Allspring Income Opportunities Fund

Statement of assets and liabilities—April 30, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $628,416,279)	$592,733,001
Investments in affiliated securities, at value (cost $11,927,014)	11,927,014
Cash	1,688
Receivable for interest	10,184,435
Receivable for investments sold	6,697,652
Prepaid expenses and other assets	31,185
Total assets	621,574,975
Liabilities
Secured borrowing payable	189,000,000
Payable for investments purchased	3,284,632
Dividends payable	2,973,874
Advisory fee payable	302,868
Administration fee payable	25,239
Accrued expenses and other liabilities	121,461
Total liabilities	195,708,074
Total net assets	$425,866,901
Net assets consist of
Paid-in capital	$557,997,072
Total distributable loss	(132,130,171)
Total net assets	$425,866,901
Net asset value per share
Based on $425,866,901 divided by 59,664,357 shares issued and outstanding (100,000,000 shares authorized)	$7.14
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 27

Statement of operations—year ended April 30, 2023
Statement of operations
Investment income
Interest	$41,039,833
Income from affiliated securities	329,897
Dividends	122,777
Total investment income	41,492,507
Expenses
Advisory fee	3,732,815
Administration fee	311,068
Custody and accounting fees	48,963
Professional fees	139,061
Shareholder report expenses	158,753
Trustees’ fees and expenses	20,814
Transfer agent fees	34,698
Interest expense	7,364,166
Other fees and expenses	30,873
Total expenses	11,841,211
Net investment income	29,651,296
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(45,003,699)
Net change in unrealized gains (losses) on investments	5,217,089
Net realized and unrealized gains (losses) on investments	(39,786,610)
Net decrease in net assets resulting from operations	$(10,135,314)
The accompanying notes are an integral part of these financial statements.
28 | Allspring Income Opportunities Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended April 30, 2023	Year ended April 30, 2022
Operations
Net investment income	$29,651,296	$33,204,099
Net realized gains (losses) on investments	(45,003,699)	13,825,969
Net change in unrealized gains (losses) on investments	5,217,089	(76,561,058)
Net decrease in net assets resulting from operations	(10,135,314)	(29,530,990)
Distributions to shareholders from
Net investment income and net realized gains	(31,188,893)	(36,410,599)
Tax basis return of capital	(8,427,242)	(6,887,008)
Total distributions to shareholders	(39,616,135)	(43,297,607)
Capital share transactions
Cost of shares repurchased	(3,838,602)	(2,622,416)
Total decrease in net assets	(53,590,051)	(75,451,013)
Net assets
Beginning of period	479,456,952	554,907,965
End of period	$425,866,901	$479,456,952
The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 29

Statement of cash flows—year ended April 30, 2023
Statement of cash flows
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(10,135,314)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities
Purchase of long-term securities	(316,806,496)
Proceeds from the sales of long-term securities	342,468,870
Amortization, net	(474,810)
Purchases and sales of short-term securities, net	2,672,520
Increase in receivable for investments sold	(1,852,831)
Increase in receivable for interest	(311,902)
Increase in prepaid expenses and other assets	(228)
Decrease in payable for investments purchased	(6,210,708)
Decrease in trustees’ fees and expenses payable	(1,867)
Decrease in advisory fee payable	(48,275)
Increase in administration fee payable	25,239
Increase in accrued expenses and other liabilities	32,836
Net realized losses on investments	45,003,699
Net change in unrealized gains (losses) on investments	(5,217,089)
Net cash provided by operating activities	49,143,644
Cash flows from financing activities
Decrease in secured borrowing payable	(5,000,000)
Cost of shares repurchased	(3,838,602)
Cash distributions paid	(40,303,354)
Net cash used in financing activities	(49,141,956)
Net increase in cash	1,688
Cash
Beginning of period	0
End of period	$1,688
Supplemental cash disclosure
Cash paid for interest	$7,347,871
The accompanying notes are an integral part of these financial statements.
30 | Allspring Income Opportunities Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.96	$9.16	$7.56	$8.98	$9.00
Net investment income	0.50 [1]	0.55 [1]	0.54 [1]	0.54 [1]	0.57 [1]
Net realized and unrealized gains (losses) on investments	(0.67)	(1.04)	1.74	(1.28)	(0.02)
Total from investment operations	(0.17)	(0.49)	2.28	(0.74)	0.55
Distributions to shareholders from
Net investment income	(0.52)	(0.61)	(0.58)	(0.57)	(0.59)
Tax basis return of capital	(0.14)	(0.11)	(0.10)	(0.14)	(0.09)
Total distributions to shareholders	(0.66)	(0.72)	(0.68)	(0.71)	(0.68)
Anti-dilutive effect of shares repurchased	0.01	0.01	0.00 [2]	0.03	0.11
Net asset value, end of period	$7.14	$7.96	$9.16	$7.56	$8.98
Market value, end of period	$6.38	$7.54	$8.64	$6.81	$8.09
Total return based on market value[3]	(6.70)%	(5.19)%	38.39%	(7.91)%	9.29%
Ratios to average net assets (annualized)
Gross expenses*	2.74%	1.26%	1.29%	2.16%	2.15%
Net expenses*	2.74%	1.26%	1.29%	2.16%	2.12%
Net investment income*	6.85%	6.14%	6.27%	6.21%	6.38%
Supplemental data
Portfolio turnover rate	52%	54%	61%	30%	16%
Net assets, end of period (000s omitted)	$425,867	$479,457	$554,908	$458,555	$566,335
Borrowings outstanding, end of period (000s omitted)	$189,000	$194,000	$194,000	$163,400	$231,027
Asset coverage per $1,000 of borrowing, end of period	$3,253	$3,471	$3,860	$3,806	$3,451

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2023	1.70%
Year ended April 30, 2022	0.30%
Year ended April 30, 2021	0.33%
Year ended April 30, 2020	1.17%
Year ended April 30, 2019	1.19%

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]
Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Income Opportunities Fund | 31

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date.
32 | Allspring Income Opportunities Fund

Notes to financial statements
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/ or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of April 30, 2023, the aggregate cost of all investments for federal income tax purposes was $644,304,179 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$10,598,441
Gross unrealized losses	(50,242,605)
Net unrealized losses	$(39,644,164)
As of April 30, 2023, the Fund had capital loss carryforwards which consisted of $39,189,805 in short-term capital losses and $50,280,007 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.  The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Income Opportunities Fund | 33

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Energy	$2,128,099	$0	$0	$2,128,099
Financials	767,410	0	0	767,410
Corporate bonds and notes	0	488,289,396	0	488,289,396
Loans	0	35,843,593	1,072,116	36,915,709
Rights
Communication services	0	0	0	0
Yankee corporate bonds and notes	0	64,632,387	0	64,632,387
Short-term investments
Investment companies	11,927,014	0	0	11,927,014
Total assets	$14,822,523	$588,765,376	$1,072,116	$604,660,015
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended April 30, 2023, the Fund had no material transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $17,993,909, $0 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended April 30, 2023.
5.
CAPITAL SHARE TRANSACTIONS
The Fund has authorized capital of 100,000,000 shares with no par value. For the years ended April 30, 2023 and April 30, 2022, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended April 30, 2023, the Fund purchased 581,767 of its shares on the open market at a total cost of $3,838,602 (weighted average price per share of $6.59). The weighted average discount of these repurchased shares was 8.93%. For the year ended April 30, 2022, the Fund purchased 340,090 of its shares on the open market at a total cost of $2,622,416.
34 | Allspring Income Opportunities Fund

Notes to financial statements
6.
BORROWINGS
The Fund has borrowed $189,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $194,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at April 30, 2023 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the year ended April 30, 2023, the Fund had average borrowings outstanding of $190,342,466 at an average interest rate of 3.87% and recorded interest in the amount of $7,364,166, which represents 1.70% of its average daily net assets.
7.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2023 were $316,806,496 and $331,029,810, respectively.
As of April 30, 2023, the Fund had unfunded loan commitments of $1,442,676 with unrealized losses of $12,604.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended April 30, 2023 and April 30, 2022 were as follows:
	Year ended April 30
	2023	2022
Ordinary income	$31,188,893	$36,410,599
Tax basis return of capital	8,427,242	6,887,008
As of April 30, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized losses	Capital loss carryforward
$(39,644,164)	$(89,469,812)
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.
SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
April 28,2023	May 12,2023	June 1,2023	$0.04893
May 18,2023	June 13,2023	July 3,2023	0.04834
These distributions are not reflected in the accompanying financial statements.
Allspring Income Opportunities Fund | 35

Report of independent registered public accounting firm
To the Shareholders and Board of Trustees
Allspring Income Opportunities Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring Income Opportunities Fund (the Fund), including the portfolio of investments, as of April 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
June 26, 2023
36 | Allspring Income Opportunities Fund

Other information (unaudited)
Other information
Tax information
For the fiscal year ended April 30, 2023, $24,455,353 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

Allspring Income Opportunities Fund | 37

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 127 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2010
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Class II - Non-Interested Trustees to serve until 2024 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent
Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A

38 | Allspring Income Opportunities Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Non-Interested Trustees to serve until 2025 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Trustee, since 2018
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Income Opportunities Fund | 39

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

40 | Allspring Income Opportunities Fund

Automatic dividend reinvestment plan
AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Income Opportunities Fund | 41

Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2023 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-05052023-skihavn1 06-23
AR156 04-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Allspring Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Income Opportunities Fund has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2023	Fiscal year ended April 30, 2022
Audit fees	$63,400	$61,850
Audit-related fees	—	—
Tax fees (1)	4,690	4,565
All other fees	—	—
	$68,090	$66,415

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Allspring Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Allspring Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Allspring Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Allspring Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE March 2023

The Allspring Income Opportunities Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Allspring Funds Management. Allspring Funds Management utilizes the Allspring Global Investments Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Allspring Global Investments (Allspring) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the Allspring Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) set out how Allspring complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Allspring Funds Management, LLC (“Allspring Funds Management”) this includes, among others, Allspring Funds Trust, Allspring Master Trust, Allspring Variable Trust, Allspring Global Dividend Opportunity Fund, Allspring Income Opportunities Fund, Allspring Multi-Sector Income Fund, Allspring Utilities and High Income Fund (the “Trusts”). It also includes Allspring (Lux) Worldwide Fund and Allspring Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Funds, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring’s other clients. Not all clients delegate proxy voting authority to Allspring. Allspring will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which Allspring exercises no investment discretion are not voted by Allspring).

Luxembourg Products

Allspring Global Investments Luxembourg S.A. (“Allspring Luxembourg”) has delegated the portfolio management of the Luxembourg Funds it manages to Allspring and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Allspring (Lux) Worldwide Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of Allspring Luxembourg. Responsibility for exercising voting rights has also been delegated to Allspring with respect to the Allspring Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested. Allspring has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) administers the proxy voting process. The Stewardship Team is part of the Allspring Sustainability Team. Stewardship is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. Stewardship monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. Stewardship, in conjunction with the Allspring Proxy Governance Committee, reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring retains the responsibility for proxy voting decisions.

Proxy Committee

Allspring Proxy Governance Committee

The Allspring Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Proxy Governance Committee shall coordinate with Allspring Compliance to monitor ISS, the proxy voting agent currently retained by Allspring, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to Allspring and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Proxy Governance Committee may delegate certain powers and responsibilities to proxy voting working groups. The Allspring Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups. Members of the Allspring Proxy Governance Committee also oversee the implementation of Allspring Proxy Governance Committee recommendations for the respective functional areas in Allspring that they represent.

Proxy Voting Due Diligence Working Group

Among other delegated matters, the proxy voting Due Diligence Working Group (‘DDWG’) in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the DDWG escalates issues to the Allspring Proxy Governance Committee that are determined to be material by the DDWG or otherwise in accordance with these Policies and Procedures. The DDWG coordinates with Allspring’s Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The Allspring Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any working group of the Allspring Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time. The Allspring Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Allspring Proxy Governance Committee are identified in the Allspring Proxy Charter. Changes to the membership of the Allspring Proxy Governance Committee will be made only with approval of the Allspring Proxy Governance Committee. Upon departure from Allspring Global Investments, a member’s position on the Allspring Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring “Top-of-House” voting principles (as described below under the heading “Allspring Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring’s Top-of-House voting principles.[2]

2.

Second, any voting items for meetings deemed of “high importance”[3] (e.g., proxy contests, mergers and acquisitions,) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance -Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[4] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	Stewardship[5] evaluates the matter for materiality and any other relevant considerations.

b.

If Stewardship recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the DDWG (or escalated to the Allspring Proxy Governance Committee) for case-by-case review and vote determination.

c.	If Stewardship does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The Allspring Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the DDWG (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers,and other reorganizations. .
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]	The Allspring Stewardship Team is part of the Sustainability Team, led by Henrietta Pacquement who reports into the Allspring Chief Investment Officer(s).
[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, Allspring has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion

In all cases, the Allspring Proxy Governance Committee (and any working group thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Allspring Proxy Governance Committee or a working group thereof, the Allspring Proxy Governance Committee or its working group may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input

The Allspring Proxy Governance Committee (and any working group thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Allspring Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Allspring Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the DDWG who will determine, or escalate to the Allspring Proxy Governance Committee, the final voting decision.

Consistent Voting

The Allspring Proxy Policy and Procedures is consistently applied on the same matter when securities of an issuer are held by multiple client accounts unless there are 1) special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines) or 2) the expressed views of different portfolio management teams and Fund sub-advisers is different on particular proposals. In the latter case, the Proxy Governance Committee will work with the investment teams to gauge whether alignment can be achieved.

Governance and Oversight

Allspring Top-of-House Proxy Voting Principles/Guidelines.

The following reflects Allspring’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking

Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest

We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. Allspring acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring may have other relationships with the issuer of the proxy (e.g. the issuer may be a corporate pension fund client of Allspring). This type of conflict is generally mitigated by the information barriers between Allspring and its affiliates and our commitment as a fiduciary to independent judgement. However, when the Allspring Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the Allspring Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1. Instructing ISS to vote in accordance with its recommendation;

2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4. Engaging an independent fiduciary who will direct the vote on such matter,

5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6. Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7. Voting in other ways that are consistent with Allspring’s obligation to vote in the best interests of its clients.

Finally, Allspring is a privately-owned company and one of our owners is GTCR which owns other companies as well known as Affiliates. The Allspring Regulatory Compliance team maintains the GTCR Affiliates list and publishes an updated list quarterly. Since the Affiliates may issue publicly traded stock and hold regular proxy meetings, Allspring manages this potential conflict of interest by defaulting all proxy voting in the affiliates to the ISS recommendations. Allspring has no influence attributed to the decisions or the voting elections.

Vendor Oversight

The Stewardship Team monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc. With respect to ISS’s management of its potential conflicts of interest with corporate issuers, ISS provides institutional clients such as Allspring with its “Policy and disclosure of Significant ISS Relationships” and tools to provide transparency of those relationships.

Other Provisions

Policy Review and Ad Hoc Meetings

The Allspring Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Head of Stewardship, any member of the Allspring Proxy Governance Committee, or Chief Compliance Officer. The Allspring Proxy Governance Committee includes representation from Portfolio Management, Stewardship, Investment Analytics, Legal and Compliance.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring);

•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring in an easily accessible place for a period of six years.

Compliance with Regional Regulations and Client Delegation Arrangements

U.S. Regulation

These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for Allspring’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation

These Policies and Procedures have been established, implemented and maintained, as they apply to Allspring Luxembourg and Allspring Global Investments (UK) Limited, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (SEF II). Specific to Allspring Luxembourg, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures

A summary of the proxy voting policy and procedures are disclosed on Allspring’s website. In addition, Allspring will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of Allspring’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results

Allspring will provide to clients proxy statements and any records as to how Allspring voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspring.clientadministration@allspring-global.com to request a record of proxies voted on their behalf.

Allspring will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the Allspring Proxy Governance Committee: March 2023

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Chris Lee, CFA

Senior Portfolio Manager, Plus Fixed Income—Chris Lee is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He also served as head of high-yield trading for the WFAM U.S. High Yield Fixed Income team. Prior to this, he served as a managing director, co-portfolio manager, and head of trading for Silver Lake Credit. Preceding this, he was a senior analyst and portfolio manager for the U.S. High Yield team at WFAM. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He began his investment industry career in 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Michael Schueller, CFA

Senior Portfolio Manager, Plus Fixed Income—Michael (Mike) Schueller is a senior portfolio manager for the Plus Fixed Income team at Allspring Global Investments. He joined Allspring from its predecessor firm, Wells Fargo Asset Management (WFAM). He joined WFAM as a senior investment research analyst from Strong Capital Management, where he held a similar position. Mike rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, Wisconsin. Before that, he served as associate counsel for Strong’s legal department. Prior to this, Mike practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., in Milwaukee, specializing in corporate reorganizations, mergers, and acquisitions. He began his investment industry career in 1998. Mike earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies (including the Fund) and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended April 30, 2023.

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	24
Total assets of above accounts (millions)	$3,128.33	$197.28	$251.39

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

Michael Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	14	5	25
Total assets of above accounts (millions)	$9,528.71	$206.33	$252.35

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Allspring Investments.

Allspring Global Investments, LLC (“Allspring Investments”) Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Allspring Investments.

The compensation structure for Allspring Investments’ Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to surveys, Allspring Investments also considers prior professional experience, tenure, seniority, and a Portfolio Manager’s team size, scope, and assets under management when determining his/her total compensation. In addition, Portfolio Managers who meet the eligibility requirements may participate in our 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of its Portfolio Managers, investment team members, clients, and shareholders. Incentive awards for Portfolio Managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3 and 5 year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

Once determined, incentives are awarded to Portfolio Managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of its Portfolio Managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Group Holdings, LLC (of which Allspring Investments is a subsidiary) is owned by employees, including Portfolio Managers.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2023:

Chris Lee	$100,001-$500,000
Michael Schueller	$50,001-$100,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
5/1/2022 to 5/31/2022	0	0	0	5,718,531.00
6/1/2022 to 6/30/2022	0	0	0	5,718,531.00
7/1/2022 to 7/31/2022	482,930.00	6.56	482,930.00	5,235,601.00
8/1/2022 to 8/31/2022	0	0	0	5,235,601.00

9/1/2022 to 9/30/2022	37,418.00	6.53	37,418.00	5,198,183.00
10/1/2022 to 10/31/2022	0	0	0	5,198,183.00
11/1/2022 - 11/30/2022	0	0	0	5,198,183.00
12/1/2022 - 12/31/2022	0	0	0	5,198,183.00
1/1/2023 - 1/31/2023	53,433.00	6.76	53,433.00	2,932,856.00
2/1/2023 - 2/28/2023	7,986.00	6.57	7,986.00	2,924,870.00
3/1/2023 - 3/31/2023	0	0	0	2,924,870.00
4/1/2023 - 4/30/2023	0	0	0	2,924,870.00
Total	581,767.00	6.59	581,767.00	2,924,870.00

On November 12, 2022, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2023 and ending on December 31, 2023. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Income Opportunities Fund

By:	/s/ Andrew Owen
Andrew Owen
President

Date: June 26, 2023

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 26, 2023